ABSC OOMC 2006-HE5
Asset Backed Securities Portfolio Analysis

5,174 records
Balance: 1,024,183,061
All records

All records
FICO	Count	Balance	Gross Margin	Gross Lifecap	Sched Rem Term	Orig Amort Term	Initical Cap	Periodic Cap	Months to Next Rate Adjustement	LTV	NZWA FICO	Avg Balance
<= 390	33	3,790,021.00	6.354	15.952	360	365	3.000	1.000	24	72.21	0	114,849.12
481 - 490	1	169,600.00	6.750	17.850	360	360	3.000	1.000	24	80.00	486	169,600.00
491 - 500	12	2,189,600.00	6.584	16.011	360	360	3.000	1.000	24	69.39	500	182,466.67
501 - 510	117	23,497,842.38	6.442	15.892	359	362	3.000	1.000	24	75.35	506	200,836.26
511 - 520	131	27,876,859.31	6.382	15.673	360	369	3.000	1.000	24	77.35	515	212,800.45
521 - 530	124	25,805,027.74	6.447	15.817	360	373	3.000	1.000	25	75.71	525	208,105.06
531 - 540	118	25,709,727.78	6.396	15.398	360	383	3.000	1.000	25	76.70	535	217,879.05
541 - 550	161	35,506,564.31	6.284	15.265	360	409	2.995	1.006	25	74.58	546	220,537.67
551 - 560	138	29,017,907.04	6.324	14.908	360	418	3.000	1.000	25	77.59	556	210,274.69
561 - 570	228	49,115,041.59	6.238	14.454	360	413	3.000	1.000	26	76.60	566	215,416.85
571 - 580	385	66,458,705.39	6.224	14.496	360	413	2.989	1.000	25	79.64	576	172,620.01
581 - 590	567	98,625,014.23	6.177	14.113	360	414	2.995	1.000	26	80.42	585	173,941.82
591 - 600	493	82,568,539.67	6.174	14.142	360	413	2.995	1.001	25	81.29	595	167,481.82
601 - 610	460	87,543,225.34	6.169	14.140	360	408	3.000	1.000	26	81.76	605	190,311.36
611 - 620	409	80,494,586.59	6.126	14.026	360	409	3.000	1.002	26	81.97	616	196,808.28
621 - 630	393	82,086,314.06	6.133	13.847	360	406	3.000	1.000	27	83.59	625	208,871.03
631 - 640	365	70,618,544.68	6.086	13.886	360	412	3.000	1.001	28	83.21	635	193,475.46
641 - 650	300	63,908,381.06	6.113	13.946	359	408	2.988	1.007	27	84.28	645	213,027.94
651 - 660	238	50,786,006.45	6.087	13.795	360	401	3.000	1.000	28	82.62	655	213,386.58
661 - 670	215	46,806,470.46	6.078	13.894	359	400	3.000	1.000	27	84.41	666	217,704.51
671 - 680	150	33,868,578.20	6.075	13.808	360	392	3.000	1.000	26	83.56	675	225,790.52
681 - 690	40	10,180,905.85	6.067	13.809	359	378	2.988	1.000	25	86.25	685	254,522.65
691 - 700	27	7,424,550.57	6.105	13.243	359	387	3.000	1.018	27	82.72	695	274,983.35
701 - 710	18	4,904,998.48	5.957	13.958	359	366	3.000	1.000	30	84.67	704	272,499.92
711 - 720	14	4,207,542.61	6.058	13.457	359	367	3.000	1.000	27	86.43	717	300,538.76
721 - 730	13	3,960,216.07	5.987	13.216	359	366	3.000	1.000	23	87.26	725	304,632.01
731 - 740	10	3,099,139.81	5.844	13.444	358	385	3.000	1.000	41	82.15	736	309,913.98
741 - 750	4	1,235,573.54	5.145	12.614	357	427	3.000	1.000	25	85.58	746	308,893.39
751 - 760	1	255,393.33	4.360	12.250	355	480	3.000	1.000	19	80.00	760	255,393.33
761 - 770	4	1,121,051.18	5.373	13.304	356	465	3.000	1.000	20	87.45	767	280,262.80
781 - 790	3	993,576.93	6.055	14.508	358	396	3.000	1.000	22	82.36	785	331,192.31
801 - 810	2	357,555.00	6.100	14.447	360	360	3.000	1.000	32	93.32	802	178,777.50
Grand Total:	5174	1,024,183,060.65	6.180	14.294	360	404	2.997	1.001	26	81.00	605	197,948.02

Credit Suisse
11 Madison Avenue
New York, New York 10010
www.credit-suisse.com
Jun 16, 2006 10:09

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates with a file number of [ABSC - (333-127230)]. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-221-1037.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement that will be prepared for the securities offering to which this free writing prospectus relates. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.The information in this free writing prospectus is preliminary, and may be superseded by an additional free writing prospectus provided to you prior to the time you enter into a contract of sale. This preliminary free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to herein. The securities are being offered when, as and if issued. In particular, you are advised that these securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials.A contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.